Revenue	12 Months Ended
Dec. 31, 2025
Revenue [abstract]
Revenue
5.
Revenue

During the years ended December 31, 2023, 2024 and 2025, revenue contributed by music subscription packages, majority of which were recognized over time, amounted to RMB12,096 million, RMB15,227 million and RMB17,660 million, respectively.

During the years ended December 31, 2023, 2024 and 2025, revenue contributed by advertising services amounted to RMB3,003 million, RMB3,978 million and RMB4,929 million, respectively.

During the years ended December 31, 2023, 2024 and 2025, the majority of the revenue from online music services are recognized over time and the majority of the revenue from social entertainment services are recognized at a point in time.

The Group does not disclose the information about the remaining performance obligation as the performance obligations of the Group have an expected duration of one year or less.

Details of contract liabilities were disclosed in Note 27.